EXHIBIT 32

CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Certifications of Chief Executive Officer and Chief Financial Officer

        In connection with the quarterly report on Form 10-Q of Pro-Dex Inc. (the "Company") for the quarterly period ended December 31, 2003 (the "Report"), the undersigned hereby certify in their capacities as Chief Executive Officer and Chief Financial Officer of the Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        1.   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 13, 2004                                                        By: /s/    Patrick L. Johnson
                                                                                                             Patrick L. Johnson
                                                                                                             Chief Executive Officer and President

Dated: February 13, 2004                                                        By: /s/    Jeffrey J. Ritchey
                                                                                                             Jeffrey J. Ritchey
                                                                                                             Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signatures that appear in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and Furnished to the Securities and Exchange Commission or its staff upon request.